Exhibit 99.1

As previously announced, TDS and its subsidiaries will hold a joint teleconference on October 22, 2003, at 10:00 am Chicago time. Interested parties may listen to the call live over the Internet by accessing the conference call page of the Investor Relations section in www.teldta.com.

Contact:	Mark A. Steinkrauss, Vice President, Corporate Relations
(312) 592-5384 mark.steinkrauss@teldta.com

Ruth E. Venning, Director, Corporate Relations
(312) 592-5327 ruth.venning@teldta.com

Julie D. Mathews, Manager, Investor Relations
(312) 592-5341 julie.mathews@teldta.com

FOR RELEASE: IMMEDIATE TDS REPORTS CERTAIN OPERATING DATA FOR THIRD QUARTER; REVIEWING EFFECT OF SFAS NO. 150 IMPLEMENTATION ON FULL RESULTS

October 22, 2003 — Chicago, Illinois — Telephone and Data Systems, Inc. [AMEX:TDS] reported operating revenues of $874.8 million for the third quarter of 2003, up 12% from $784.1 million in the comparable period a year ago. Operating income increased 44% to $135.5 million from $94.2 million in the third quarter of 2002.

President’s Comments
“Our wireless and wireline businesses continued to perform well in the third quarter with respect to their business strategies of delivering profitable growth and top-notch customer service,” said LeRoy T. Carlson, Jr., president and chief executive officer. “U.S. Cellular’s operating income increased 55% from the third quarter a year ago. A significant contributor to this improved operating income performance was the successful completion of the billing system conversion in the Chicago market, which has already generated cost savings and will continue to do so going forward. Another important element of U.S. Cellular’s strategy is to deliver the very best in customer service. The company was quite successful in this regard as well, with postpay churn of only 1.6% for the quarter, one of the best churn rates in the industry.

“In addition, U.S. Cellular made significant strides during the third quarter in strengthening its competitive position with the properties it acquired in the exchange of wireless assets with AT&T Wireless in August. This transaction improves U.S. Cellular’s competitive position, with the addition of properties in or adjacent to some of the company’s existing markets.

“However, the net subscriber additions for the quarter were not as robust as anticipated, and so consequently, we are reducing the net subscriber guidance for the full year. The remainder of the full-year guidance remains mostly unchanged.

“TDS Telecom grew total revenues over 6% for the quarter, while growing its operating income over 22%. Our traditional ILEC business continued to grow its equivalent access lines, as well as its long distance and DSL (digital subscriber line) businesses, posting revenue growth of 4% for the quarter. Telecom’s CLEC business grew revenues 16% and, for the third consecutive quarter, recorded positive operating income before depreciation and amortization. This is a significant achievement for our CLEC operation and highlights its ability to aggressively grow revenue in a slow economy while curtailing expense growth. Additionally, our CLEC’s capital intensity is declining as its market build-out costs are behind it,” Carlson said.

Outlook
The companies have reviewed their forward-looking statements, and the revised statements for the year 2003 are as follows:

U.S. Cellular 2003 Outlook

Net adds	450,000 - 475,000
Service revenues	$2.35 - $2.4 billion
Depreciation and amortization	$435 - $440 million
Operating income*	$180 - $200 million
Capital spending	$650 - $670 million

*Includes $26 million in operating expenses related to loss on assets held for sale related to the completed AWE exchange ILEC 2003 Outlook

Revenues	$635 - $645 million
Depreciation and amortization	$135 million
Operating income	$170 - $180 million
Capital spending	$130 million

CLEC 2003 Outlook

Revenues	$210 - $220 million
Depreciation and amortization	$35 million
Operating income	$(35) - $(25) million
Capital spending	$30 million

SFAS 150
The company changed the date of its full financial results announcement to allow it to review recent guidance regarding the implementation of SFAS 150, “Accounting for Certain Instruments with Characteristics of both Liabilities and Equity.” SFAS 150 is effective for the company in the third quarter of 2003. The guidance relates to the recent interpretation of the treatment of minority interests held by third parties in certain consolidated joint ventures under SFAS 150. SFAS 150 may apply to certain minority interests in partnerships in which U.S. Cellular has a controlling interest. To the extent SFAS 150 applies, the company will need to reflect the minority interests as liabilities at their fair value, and to recognize a cumulative non-cash charge to earnings at the beginning of the third quarter of 2003 based on the difference between such fair value and the carrying values of the respective minority interests. On a going forward basis, SFAS 150 will require the carrying values of such minority interests to be adjusted to fair value each quarter, and also require that these adjustments be reflected as interest charges in the company’s income statement.

While the company’s operating results down to and including operating income will not be impacted by SFAS 150, TDS is unable to release its full financial results until it determines that it is in full compliance with all aspects of SFAS 150 and has implemented it in accordance with all of its provisions.

2

Financial Initiatives
TDS redeemed $65.5 million of its Medium-Term Notes at par on July 28, 2003 and $300 million of 8.5% and 8.04% Trust Originated Preferred Securities (“TOPrSSM”) on September 2, 2003.

TDS, a FORTUNE 500 company, is a diversified telecommunications corporation founded in 1969. Through its strategic business units, U.S. Cellular and TDS Telecom, TDS operates primarily by providing wireless and local telephone service. TDS builds value for its shareholders by providing excellent communications services in growing, closely related segments of the telecommunications industry. The company currently employs approximately 10,800 people and serves approximately 5.3 million customers/units in 35 states.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: All information set forth in this news release, except historical and factual information, represents forward-looking statements. This includes all statements about the company’s plans, beliefs, estimates and expectations. These statements are based on current estimates and projections, which involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Important factors that may affect these forward-looking statements include, but are not limited to: changes in circumstances or events that may affect the ability of USM to acquire or, if it acquires, to start up the operations of the properties involved in the AWE transaction; the ability of USM to successfully manage and grow the operations of the Chicago MTA; changes in the overall economy; changes in competition in the markets in which TDS and USM operate; advances in telecommunications technology; changes brought about by the implementation of local number portability; changes in the telecommunications regulatory environment; changes in the value of investments, including variable prepaid forward contracts; changes in the capital markets that could adversely impact the availability, cost and terms of financing; an adverse change in the ratings afforded TDS and USM debt securities by nationally accredited ratings organizations; pending and future litigation; acquisitions/divestitures of properties and/or licenses; changes in customer growth rates, average service revenue per unit, churn rates, roaming rates and the mix of products and services offered in TDS and USM markets. Investors are encouraged to consider these and other risks and uncertainties that are discussed in documents filed by TDS with the SEC.

This press release reports certain third quarter and nine month operating data and does not include complete financial statements for these periods. The complete financial statements will be included in the company’s Form 10-Q for the quarter when it is filed. Any investment decisions should not be based solely on this data and should be based only on the complete information to be included in the Form 10-Q and other company filings with the SEC.

As previously announced, TDS and its subsidiaries will hold a joint teleconference on October 22, 2003, at 10:00 am Chicago time. Interested parties may listen to the call live over the Internet at http://www.firstcallevents.com/service/ajwz390314455gf12.html or connect by telephone at 888/245-6674 Passcode # 3207689 for TDS and USM. The conference call will be archived on the conference call section of our Web site at www.teldta.com. Certain financial and statistical information contained in the conference call presentation will be posted to the web site, together with reconciliations of GAAP to any non-GAAP information to be disclosed, prior to the commencement of the call. Investors may access this additional information on the conference call page of the Investor Relations section of the TDS web site.

For more information about TDS and its subsidiaries, visit the web sites at:
TDS: http://www.teldta.com	TDS Telecom: http://www.tdstelecom.com
USM: http://www.uscellular.com	TDS Metrocom http://www.tdsmetro.com

3
TELEPHONE AND DATA SYSTEMS, INC. SUMMARY OPERATING DATA

Quarter Ended	9/30/03	6/30/03	3/31/03	12/31/02	9/30/02
U.S. Cellular:
Consolidated Markets:
Total population (000s) (1)	45,817	41,288	41,288	41,048	41,048
Customer units	4,268,000	4,343,000	4,240,000	4,103,000	3,943,000
Net customer unit activations	66,000	103,000	137,000	160,000	76,000
Market penetration (1)	9.32%	10.52%	10.27%	10.00%	9.61%
Markets in operation (2)	141	150	149	149	149
Cell sites in service	4,082	4,106	3,987	3,914	3,750
Average monthly revenue per unit (3)	$49.05	$47.38	$45.05	$47.91	$49.31
Retail service revenue per unit (3)	$39.57	$38.69	$37.05	$38.69	$38.95
Inbound roaming revenue per unit (3)	$4.65	$4.41	$4.36	$5.37	$6.52
Long-distance/other revenue per unit (3)	$4.83	$4.28	$3.64	$3.85	$3.84
Minutes of use (MOU) (4)	435	424	377	359	327
Postpay churn rate per month (5)	1.6%	1.5%	1.6%	1.8%	2.0%
Marketing cost per gross
customer unit addition (6)	$405	$378	$358	$369	$348
Construction Expenditures (000s)	$135,111	$163,076	$140,926	$281,615	$192,256

(1)	Market penetration is calculated using 2002 Claritas population estimates for 9/30/03, 6/30/03 and 3/31/03 and 2001 Claritas estimates for all other periods. "Total population" represents the total incremental population of each of U.S. Cellular's consolidated markets, regardless of whether the market has begun marketing operations. The 9/30/03 total population amounts exclude the population of the 10 markets transferred to AWE in August 2003 and include the population of the 14 markets acquired from AWE in August 2003.
(2)	Represents only those markets which have begun marketing operations.
(3)	Per unit revenue measurements are derived from Service Revenues for each respective quarter as follows:

(dollars in thousands)

Retail service revenue during quarter	$506,983	$498,176	$464,341	$464,633	$443,290
Inbound roaming revenue during quarter	59,638	56,840	54,606	64,533	74,243
Long-distance/other revenue during quarter	61,819	55,093	45,654	46,221	43,707

Service Revenues	$628,440	$610,109	$564,601	$575,387	$561,240
Equipment sales revenues	28,903	29,701	31,313	26,546	18,546

U.S. Cellular Operating Revenues as reported	$657,343	$639,810	$595,914	$601,933	$579,786

Divided by average customers during quarter (000s)	4,271	4,292	4,178	4,003	3,794
Divided by three months in each quarter	3	3	3	3	3

Retail service revenue per unit	$39.57	$38.69	$37.05	$38.69	$38.95
Inbound roaming revenue per unit	$4.65	$4.41	$4.36	$5.37	$6.52
Long-distance/other revenue per unit	$4.83	$4.28	$3.64	$3.85	$3.84

Average monthly revenue per unit	$49.05	$47.38	$45.05	$47.91	$49.31

(4)	Average monthly local minutes of use (without roaming)
(5)	Postpay churn rate per month is calculated by dividing the average monthly postpay customer disconnects during the quarter by the average postpay customer base for the quarter.
(6)	The numerator of this calculation is the sum of Marketing and Selling Expenses and Cost of Equipment Sold, less Equipment Sales Revenues (excluding agent rebates related to customer retention), for each respective quarter. The numerator is then divided by the number of gross customers activated on the U.S. Cellular network for each respective quarter to arrive at marketing cost per gross customer unit addition.

4
TELEPHONE AND DATA SYSTEMS, INC. SUMMARY OPERATING DATA

Quarter Ended	9/30/03	6/30/03	3/31/03	12/31/02	9/30/02
TDS Telecom
ILEC:
Access line equivalents (1)	721,600	718,800	713,800	711,200	714,400
Growth in equivalent ILEC access lines
from prior quarter-end:
Acquisitions	—	—	—	—	7,800
Internal growth	2,800	5,000	2,600	(3,200)	600
Access lines	668,200	669,600	669,900	672,400	677,400
Average monthly revenue
per access line equivalent (2)	$76.25	$74.35	$74.68	$76.34	$74.39
Internet service accounts	115,600	116,700	118,100	117,600	118,400
Digital Subscriber Lines (DSL) customers	19,300	16,200	12,800	9,100	8,100
Long Distance customers	218,600	211,900	202,100	197,500	189,200
Caller I.D. penetration (3)	32.4%	31.8%	31.3%	30.9%	30.3%
Voicemail penetration (3)	13.4%	13.3%	13.2%	13.4%	13.5%
Construction Expenditures (000s)	$32,007	$29,288	$15,412	$35,540	$36,484
CLEC:
Access line equivalents - total CLECs (1)	346,500	323,600	303,900	291,400	273,100
TDS Metrocom	260,200	242,300	227,500	220,200	206,200
USLink	86,300	81,300	76,400	71,200	66,900
Internet service accounts	23,600	23,900	24,500	24,700	24,700
Percent of access lines on-switch:
TDS Metrocom	100.0%	100.0%	100.0%	100.0%	100.0%
U.S. Link	28.5%	23.1%	20.7%	20.6%	20.2%
Digital Subscriber Lines (DSL):
TDS Metrocom	17,600	14,100	13,100	11,800	10,300
Construction Expenditures (000s)	$7,999	$5,504	$3,705	$16,216	$9,653

(1)	Access line equivalents are derived by converting high capacity data lines to the estimated capacity of one switched access line. Basic rate ISDN = 2 DS0s; Primary rate ISDN = 23 DS0s; T1 = 24 DS0s; Trunk Lines = 1; DSLs = 1
(2)	Per access line equivalent revenue measurements are derived from Operating Revenues for each respective quarter as follows:

(dollars in thousands)

Local Telephone Operations ("ILEC")	$164,650	$159,805	$159,597	$163,254	$158,961
Competitive Local Exchange Carrier Operations	53,468	52,479	52,439	51,088	45,998
Intercompany eliminations	(707)	(807)	(532)	(651)	(643)

TDS Telecom Operating Revenues as reported	$217,411	$211,477	$211,504	$213,691	$204,316

Divided by average ILEC equivalent access lines
during quarter (000s)	719.8	716.4	712.4	712.8	712.3
Divided by three months in each quarter	3	3	3	3	3

Average monthly revenue per ILEC access line equivalent	$76.25	$74.35	$74.68	$76.34	$74.39

(3)	Caller I.D. and Voicemail penetration is the total residential and business one-party customers purchasing the service divided by the total of these lines equipped for the service.

5
TELEPHONE AND DATA SYSTEMS, INC. Certain Operating Data Three Months Ended September 30, (Unaudited, dollars in thousands)

			Increase (Decrease)

	2003	2002	Amount	Percent

Operating Revenues
U.S. Cellular	$657,343	$579,786	$77,557	13.4%
TDS Telecom	217,411	204,316	13,095	6.4%

	874,754	784,102	90,652	11.6%

Operating Expenses
U.S. Cellular
Expenses excluding Depreciation and Amortization	459,590	414,213	45,377	11.0%
Depreciation and Amortization	102,164	102,876	(712)	(0.7%	)
Loss on Assets Held for Sale	(1,442)	—	(1,442)	N/M

	560,312	517,089	43,223	8.4%

TDS Telecom
Expenses excluding Depreciation and Amortization	138,319	132,470	5,849	4.4%
Depreciation and Amortization	40,604	40,333	271	0.7%

	178,923	172,803	6,120	3.5%

Total Operating Expenses	739,235	689,892	49,343	7.2%

Operating Income
U.S. Cellular	97,031	62,697	34,334	54.8%
TDS Telecom	38,488	31,513	6,975	22.1%

	$135,519	$94,210	$41,309	43.8%

TELEPHONE AND DATA SYSTEMS, INC. Certain Operating Data Nine Months Ended September 30, (Unaudited, dollars in thousands)

			Increase (Decrease)

	2003	2002	Amount	Percent

Operating Revenues
U.S. Cellular	$1,893,067	$1,582,545	$310,522	19.6%
TDS Telecom	640,392	587,197	53,195	9.1%

	2,533,459	2,169,742	363,717	16.8%

Operating Expenses
U.S. Cellular
Expenses excluding Depreciation and Amortization	1,407,270	1,086,863	320,407	29.5%
Depreciation and Amortization	314,938	252,037	62,901	25.0%
Loss on Assets Held for Sale	25,558	—	25,558	N/M

	1,747,766	1,338,900	408,866	30.5%

TDS Telecom
Expenses excluding Depreciation and Amortization	400,301	389,266	11,035	2.8%
Depreciation and Amortization	122,462	118,707	3,755	3.2%

	522,763	507,973	14,790	2.9%

Total Operating Expenses	2,270,529	1,846,873	423,656	22.9%

Operating Income
U.S. Cellular	145,301	243,645	(98,344)	(40.4%	)
TDS Telecom	117,629	79,224	38,405	48.5%

	$262,930	$322,869	$(59,939)	(18.6%	)

N/M - Percentage change not meaningful 6
TDS Telecom Highlights Certain Operating Data Three Months Ended September 30, (Unaudited, dollars in thousands)

			Increase (Decrease)

	2003	2002	Amount	Percent

Local Telephone Operations
Operating Revenues
Local Service	$50,370	$49,324	$1,046	2.1%
Network Access and Long-Distance	91,050	88,139	2,911	3.3%
Miscellaneous	23,230	21,498	1,732	8.1%

	164,650	158,961	5,689	3.6%

Operating Expenses
Network Operations	41,240	37,097	4,143	11.2%
Customer Operations	23,723	23,677	46	0.2%
Corporate Expenses	20,848	19,432	1,416	7.3%
Depreciation and Amortization	32,059	32,907	(848)	(2.6%	)

	117,870	113,113	4,757	4.2%

Operating Income	$46,780	$45,848	$932	2.0%

Competitive Local Exchange Carrier Operations
Revenues	$53,468	$45,998	$7,470	16.2%

Expenses excluding Depreciation and Amortization	53,215	52,907	308	0.6%
Depreciation and Amortization	8,545	7,426	1,119	15.1%

	61,760	60,333	1,427	2.4%

Operating (Loss)	$(8,292)	$(14,335)	$6,043	42.2%

TDS Telecom Highlights Certain Operating Data Nine Months Ended September 30, (Unaudited, dollars in thousands)

			Increase (Decrease)

	2003	2002	Amount	Percent

Local Telephone Operations
Operating Revenues
Local Service	$149,163	$143,599	$5,564	3.9%
Network Access and Long-Distance	269,140	257,108	12,032	4.7%
Miscellaneous	65,749	62,826	2,923	4.7%

	484,052	463,533	20,519	4.4%

Operating Expenses
Network Operations	119,219	102,791	16,428	16.0%
Customer Operations	69,481	67,682	1,799	2.7%
Corporate Expenses	62,123	70,130	(8,007)	(11.4%	)
Depreciation and Amortization	97,799	97,409	390	0.4%

	348,622	338,012	10,610	3.1%

Operating Income	$135,430	$125,521	$9,909	7.9%

Competitive Local Exchange Carrier Operations
Revenues	$158,386	$125,514	$32,872	26.2%

Expenses excluding Depreciation and Amortization	151,524	150,513	1,011	0.7%
Depreciation and Amortization	24,663	21,298	3,365	15.8%

	176,187	171,811	4,376	2.5%

Operating (Loss)	$(17,801)	$(46,297)	$28,496	61.6%

N/M - Percentage change not meaningful 7